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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 13, 1999



                          AXIOHM TRANSACTION SOLUTIONS, INC.
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                (Exact name of registrant as specified in its charter)





          CALIFORNIA                 0-13459                 94-2917470
  (State or jurisdiction of      (Commisson File          (I.R.S. Employer
       incorporation or              Number)             Identification No.)
        organization)


                               1787 SENTRY PARKWAY WEST
                                BUILDING 16, SUITE 450
                                 BLUE BELL, PA 19422
              ---------------------------------------------------------
            (Address, including zip code, of principal executive offices)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (215) 591-0940




              ---------------------------------------------------------
            (Former name or former address, if changed since last report)




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Item 5.   OTHER EVENTS.


     The following is the full text of the press release made by the Registrant on April 13, 1999:


"Axiohm Transaction Solutions To Explore Strategic Alternatives April 13, 1999 BLUE BELL, Pa.--(BUSINESS WIRE) via NewsEdge Corporation -- Warburg Dillon Read LLC To Assist In Evaluation Of Options

Axiohm Transaction Solutions, Inc. (Nasdaq:AXHM), announced today that its Board of Directors has decided to explore various strategic alternatives to help the company capitalize on its value as a leading provider of advanced "front end" transaction processing solutions, which include transaction printers, magnetic card and smart card readers, bar code readers and printers and data management.

The Company has retained Warburg Dillon Read LLC as financial advisor to assist the Company in analyzing and pursuing strategic alternatives that would maximize shareholder value.

Nicolas Dourassoff, Chief Executive Officer stated: "Over the past two years we have successfully completed a merger and several acquisitions, brought new products on line, and are successfully undertaking a major manufacturing restructuring. We are now a world leader in our product areas and one of the few companies capable of providing technologically innovative, cost-effective
"front end" transaction processing solutions. Our integrated approach, based on our proven research, hardware and software design, technology and manufacturing skills, enables us to develop both customer specific and standard products and services for customers in this growth area."

Separately, the Company announced that it has been notified by The Nasdaq Stock Market that the Company's common stock will be de-listed for failing to maintain the requisite number of market makers. The Company intends to seek a


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hearing on this matter and understands that any final decision on de-listing will be stayed pending such hearing and a final decision.

Axiohm Transaction Solutions, based in Blue Bell, PA, is one of the world's largest designers, manufacturers and marketers of transaction printers in the world. Transaction printers are used in retail, financial and commercial transactions to provide transaction records such as receipts, tickets, register journals, checks and other documents. It also has related businesses involving point of sale bar code scanners, and smart card readers. The Company operates on a worldwide basis with significant activities in North America and Europe. The Company sells its products through OEMs, VARs/ISVs and distributors to its end users.


Business Wire, 04-12-99, 18:20 Eastern

CONTACT: Axiohm Transaction Solutions, Blue Bell / Nicolas Dourassoff / Chief Executive Officer / (215) 591-0940 / or / Morgen-Walke Associates, New York / Michele Katz, Elric Martinez / Press: Brian Maddox / (212) 850-5600

         [Copyright 1999, Business Wire]"


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AXIOHM TRANSACTION SOLUTIONS, INC.



Dated: April 19, 1999          By:  /s/ Walter S. Sobon
                                   ---------------------------------------------
                                        Walter S. Sobon, Chief Financial Officer














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